UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Weatherford International plc (NYSE: WFT) previously announced its revolving and term loan credit facility covenant calculations by press releases dated November 1, 2016 and November 7, 2016.

As announced today, Weatherford priced a $540 million senior notes offering (the “Offering”). The expected net proceeds of $528 million will be used to repay amounts outstanding under Weatherford’s revolving credit facility. Such amounts being repaid constitute specified debt under the revolving credit facility and the term loan facility. Pro forma to give effect to repayment of specified debt with the net proceeds from the Offering, the covenant calculations as of September 30, 2016 would have been:

•	Specified Senior Leverage Ratio of 0.92x (versus a maximum ratio of 3.0x);

•	Specified Senior Leverage and Letters of Credit ratio 2.12x (versus a maximum ratio of 4.0x); and

•	Specified Asset Coverage Ratio of 27.2x (versus a minimum ratio of 4.0x)

This Form 8-K release contains forward-looking statements. These forward-looking statements include, among other things, the Company’s forecasts and expectations regarding business outlook and performance  and are also generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of Weatherford’s management, and are subject to significant risks, assumptions and uncertainties. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Readers are also cautioned that forward-looking statements are only predictions and may differ materially from actual future events or results. Forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Reports on Form 10-Q, and those set forth from time-to-time in the Company’s other filings with the Securities and Exchange Commission (“SEC”). We undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: November 15, 2016
/s/ Krishna Shivram
Krishna Shivram
Chief Executive Officer and Chief Financial Officer